                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12

                ULTIMATE ELECTRONICS, INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

        ALAN E. KESSOCK, CHIEF FINANCIAL OFFICER
-----------------------------------------------------------------------
                (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
           14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
/ /        $500 per each party to the controversy pursuant to Exchange Act
           Rule 14a-6(i)(3).
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to whom transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
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           (1)  Amount Previously Paid:
                ----------------------------------------------------------
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

                           ULTIMATE ELECTRONICS, INC.
                         321 WEST 84TH AVENUE, SUITE A
                            THORNTON, COLORADO 80260

May 22, 2000

To Our Stockholders:

    You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Ultimate Electronics, Inc. (the "Company") to be held on Thursday, June 22, 2000 at the Company's headquarters, 321 West 84th Avenue, Suite A, Thornton, Colorado at 8:30 a.m. (Mountain time).

    At the Annual Meeting, the Stockholders will:

    1. Elect two persons to serve as Class III directors of the Company to hold office until their terms expire in 2003 or until their respective successors are elected;

    2.  Vote on the proposal to adopt the 2000 Equity Incentive Plan;

    3.  Vote on the proposal to adopt an Employee Stock Purchase Plan;

    4. Ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current year; and

    5. Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

    Enclosed is a Notice of the Annual Meeting and a Proxy Statement. You are urged to read these documents carefully. A proxy card is also enclosed for your convenience. Please sign, date and return the proxy card promptly.

    Your Board strongly supports and recommends these actions. Accordingly, we request that you vote in favor of all proposals. Thank you for your consideration.

                                          Sincerely,

                                          [SIGNATURE]

                                          William J. Pearse,
                                          CHAIRMAN OF THE BOARD

                           ULTIMATE ELECTRONICS, INC.
                         321 WEST 84TH AVENUE, SUITE A
                            THORNTON, COLORADO 80260

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 22, 2000

TO THE STOCKHOLDERS OF ULTIMATE ELECTRONICS, INC.:

    NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Ultimate Electronics, Inc., a Delaware corporation (the "Company"), will be held on Thursday, June 22, 2000, at 8:30 a.m. (Mountain time), at the Company's headquarters, 321 West 84th Avenue, Suite A, Thornton, Colorado, for the following purposes:

    1. To elect two persons to serve as Class III directors of the Company to hold office until their terms expire in 2003 or until their respective successors are elected;

    2.  To adopt the 2000 Equity Incentive Plan;

    3.  To adopt an Employee Stock Purchase Plan;

    4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current year; and

    5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

    This Notice, the accompanying Proxy Statement and proxy card are first being sent to stockholders of the Company on or about May 22, 2000.

                                          By order of the Board of Directors,

                                          [SIGNATURE]

                                          Alan E. Kessock,
                                          SECRETARY

Thornton, Colorado
May 22, 2000

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                           ULTIMATE ELECTRONICS, INC.
                         321 WEST 84TH AVENUE, SUITE A
                            THORNTON, COLORADO 80260

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 22, 2000

                            ------------------------

                              GENERAL INFORMATION

    This Proxy Statement and the accompanying proxy card are being furnished to the stockholders of Ultimate Electronics, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday, June 22, 2000 at 8:30 a.m. (Mountain time) at the Company's headquarters, 321 West 84th Avenue, Suite A, Thornton, Colorado, and at any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card are first being mailed to the holders of record of the Company's Common Stock on or about May 22, 2000.

PURPOSES OF THE ANNUAL MEETING

    At the Annual Meeting, holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), will be asked to consider and vote upon the following matters:

    1. To elect two persons to serve as Class III directors of the Company to hold office until their terms expire in 2003 or until their respective successors are elected;

    2.  To adopt the 2000 Equity Incentive Plan;

    3.  To adopt an Employee Stock Purchase Plan;

    4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current year; and

    5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

RECORD DATE; QUORUM; VOTE REQUIRED

    The Board has fixed the close of business on May 9, 2000, as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, 10,729,899 shares of Common Stock were issued, outstanding and entitled to vote. The presence, either in person or by properly executed proxy, of the holders of not less than one-third of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum for the conduct of business at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each proposal that may properly come before the Annual Meeting. Directors are elected by a plurality of the votes of the shares entitled to vote on the election and present, in person or by proxy, at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock represented in person or by properly executed proxy is required to approve the adoption of the 2000 Equity Incentive Plan, as set forth in Proposal Two, the approval of the Employee Stock Purchase

Plan, as set forth in Proposal Three, and the ratification of accountants, as set forth in Proposal Four. There is no cumulative voting in the election of directors.

PROXIES

    All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies.

    If no instructions are indicated, such proxies will be voted FOR the approval of the election of the two nominees as directors of the Company, FOR the proposals to adopt the 2000 Equity Incentive Plan and the Employee Stock Purchase Plan and FOR ratification of the appointment of Ernst & Young. Although the Company has no reason to believe that either of the nominees will be unwilling or unable to serve as a director, if either of the nominees is not available for election, properly executed proxies will be voted for the election of such substitute nominees as may be designated by the Board.

    Any stockholder present (including broker non-votes) at the Annual Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists. With respect to the approval of Proposals One, Two, Three and Four, abstentions will have the same effect as a vote against the nominee or proposal and broker non-votes will have no effect on the proposals (except for purposes of determining whether a quorum is present at the Annual Meeting). A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    Any proxy may be revoked at any time before it is voted by (i) written notice to the Secretary of the Company, (ii) receipt of a proxy properly signed and dated subsequent to an earlier proxy, or (iii) request in person at the Annual Meeting. If not revoked, the shares of Common Stock represented by a properly executed proxy will be voted according to the proxy. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Annual Meeting.

    The enclosed proxy is being solicited by the Board of Directors of the Company on behalf of the Company. The cost of the solicitation shall be borne by the Company. In addition to solicitation by mail, the officers, directors and employees of the Company may solicit proxies by telephone or telegram or in person. Although no compensation will be paid for such solicitation of proxies, the Company may also request banks and brokers to solicit their customers who have a beneficial ownership interest in the Company's Common Stock, registered in the names of nominees. The Company will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The Company will also bear the entire cost of the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders.

    The Company's Annual Report to Stockholders containing the Company's financial statements for the fiscal year ended January 31, 2000 is being mailed to the Stockholders with this Proxy Statement. The Annual Report does not constitute a part of the proxy soliciting material.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Board has nominated for election at the Annual Meeting William J. Pearse and J. Edward McEntire to serve as Class III directors of the Company until their terms expire in 2003 or until their respective successors are elected. Messrs. Pearse and McEntire have each consented to being named as a nominee. Both of the nominees are currently directors of the Company. Biographical information regarding each nominee is set forth under "--Biographical Information; Directors Standing for Election--Class III."

    Directors are elected by a plurality of the votes of the shares entitled to vote in the election and, present, in person or by proxy, at the Annual Meeting.

           THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
                  TWO NOMINEES TO SERVE AS CLASS III DIRECTORS

    It is anticipated that proxies will be voted for the nominees and the Board has no reason to believe that either nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that either nominee named below is unable to serve as a director, the proxy holders named in the proxies will vote for the election of such substitute or additional nominees as the Board may propose.

NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

    The Board consists of three classes of directors, designated as Class I, Class II and Class III, respectively. Each class serves for a three-year term ending in successive years. The authorized number of directors is currently six. The Class III directors whose terms expire at the 2000 Annual Meeting are William J. Pearse and J. Edward McEntire. The Class I directors whose terms will expire at the 2001 Annual Meeting are Alan E. Kessock and Robert W. Beale. The Class II directors whose terms will expire at the 2002 Annual Meeting are David
J. Workman and Randall F. Bellows. Vacancies on the Board may be filled by the affirmative vote of a majority of the remaining directors then in office. A director elected to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the full term of the new directorship or of the remainder of the term of the class of directors in which the vacancy occurred.

DIRECTORS AND EXECUTIVE OFFICERS

    The Company's directors and executive officers are as follows:

                                                                                SERVED AS      CLASS AND YEAR IN
                                                                                OFFICER OR      WHICH TERM WILL
NAME                      AGE                     POSITIONS                   DIRECTOR SINCE        EXPIRE
----                    --------   ----------------------------------------   --------------   -----------------
William J. Pearse.....     58      Chairman of the Board,                          1968        Class III/2000
                                   Founder and Director

J. Edward McEntire....     56      Chief Executive Officer and Director            1993        Class III/2000

David J. Workman......     43      President, Chief Operating Officer and          1985        Class II/2002
                                   Director

Alan E. Kessock.......     40      Senior Vice President--Finance and              1988        Class I/2001
                                   Administration, Chief Financial Officer,
                                   Secretary, Treasurer and Director

Neal A. Bobrick.......     39      Senior Vice President--Sales and Store          1992        Not applicable
                                   Operations

Robert W. Beale.......     63      Director                                        1993        Class I/2001

Randall F. Bellows....     71      Director                                        1995        Class II/2002

    All executive officers hold office at the discretion of the Board.

BIOGRAPHICAL INFORMATION

                   DIRECTORS STANDING FOR ELECTION--CLASS III

    WILLIAM J. PEARSE. Mr. Pearse is Chairman of the Board and has been an officer and director of Ultimate Electronics since he founded the Company with his wife, Barbara, in 1968. Mr. Pearse is a founding member and former president of the Progressive Retailers' Organization, a current member of the Chief Executives Organization, a former member and chairman of the Rocky Mountain Young Presidents Organization and presently serves on various private corporate and charitable boards.

    J. EDWARD MCENTIRE. Mr. McEntire was promoted to Chief Executive Officer of the Company and elected a director in August of 1997. Mr. McEntire had previously held the position of Vice President--Operations for the Company since February 1995. He was also a non-employee director of the Company from August 1993 to January 31, 1995. From 1993 to January 31, 1995, Mr. McEntire operated JEM Enterprises, a private investing and consulting firm. From 1991 until 1993, he was the President of the Regulatory Products Division of IHS Group, an information publishing company. From 1989 until 1991, Mr. McEntire was the Executive Vice President--Investor Services and, from 1981 until 1988, was the Group Vice President of Standard & Poor's Corporation.

                         DIRECTORS CONTINUING IN OFFICE
                CLASS I--TERM EXPIRES AT THE 2001 ANNUAL MEETING

    ALAN E. KESSOCK. Mr. Kessock is the Company's Senior Vice President of Finance and Administration, Chief Financial Officer and has been Secretary and Treasurer and a director of the Company since April 1993. He was the Company's Vice President of Finance and Administration from 1988 to 1999. Mr. Kessock joined the Company in 1985 as Controller. Prior to joining the Company, he worked two years with the accounting firm of KPMG Peat Marwick and two years with American Home Video Corporation. Mr. Kessock is currently a member of the Colorado Society of CPAs, and taught a national CPA review course from 1983 until 1991.

    ROBERT W. BEALE.  Mr. Beale has been a director of the Company since
April 1993 and is the President of Beale International, a management consulting firm specializing in mid-sized businesses. Mr. Beale was formerly the Chief Executive Officer and founder of Management Design Associates, a national management consulting firm. He was also an employee of IBM in the marketing division, and a consultant on the staff of Deloitte & Touche.

               CLASS II--TERM EXPIRES AT THE 2002 ANNUAL MEETING

    DAVID J. WORKMAN. Mr. Workman is the Company's President and Chief Operating Officer. He has been a director since 1993. He was promoted to Executive Vice President and General Manager in 1991 and then to President and Chief Operating Officer in 1992. From 1985 until 1991, Mr. Workman worked with the Company as Vice President of Sales and Store Operations. He joined the Company in 1979 as a sales consultant and was promoted to store manager in 1982. Mr. Workman was part owner of Dakota Sight and Sound from 1976 until 1979.

    RANDALL F. BELLOWS. Mr. Bellows became a director of the Company in January 1995. Mr. Bellows was a co-founder of Cobe Laboratories, Inc. in 1965. He served as an Executive Vice President of Cobe Laboratories from 1965 until its acquisition by Gambro A.B. in 1990 and as a director until 1995.
Mr. Bellows has also served as a director of Scimed Life Systems, Inc. from 1992 to the present. Scimed Life Systems, Inc. was acquired by Boston Scientific Corp. in February 1996. Mr. Bellows served as a director for Boston Scientific Corp. until May 1999.

                            OTHER EXECUTIVE OFFICERS

    NEAL A. BOBRICK. Mr. Bobrick is Senior Vice President of Sales and Store Operations of the Company. He was Vice President of Sales and Store Operations from 1992 to 1999. Mr. Bobrick joined the Company in 1981 as a sales consultant and was promoted to store manager in 1984. He was made Director of Sales in 1989. Mr. Bobrick has worked in the consumer electronics industry since 1979.

BOARD COMMITTEES AND MEETINGS

    The Board held four meetings during the fiscal year ended January 31, 2000. All of the directors attended at least 75% of the Board meetings held during the fiscal year and at least 75% of the meetings of each committee on which they served. The Board has an Audit Committee and a Compensation Committee but does not have a Nominating Committee or any committee performing a similar function.

    COMPENSATION COMMITTEE. The Compensation Committee held one meeting during the fiscal year. The Compensation Committee administers and grants awards to officers under the 1997 Equity Incentive Plan. It also makes recommendations to the Board concerning the annual salaries for senior management. The current members of the Compensation Committee are Messrs. Beale and Bellows.

    AUDIT COMMITTEE. The Audit Committee held one meeting during the fiscal year. The Audit Committee meets periodically with representatives of the Company's independent auditors to review the general scope of audit coverage, including consideration of the Company's accounting practices and procedures and system of internal accounting controls, and to report to the Board with respect thereto. The Audit Committee also recommends to the Board the appointment of the Company's independent auditors. The current members of the Audit Committee are Messrs. Beale and Bellows.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who beneficially own greater than ten percent of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Directors, officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed.

    Based solely upon its review of copies of the Commission's Forms 3, 4 and 5 and amendments thereto submitted to it during the most recent fiscal year, the Company has identified the following persons who failed to file such forms on a timely basis with the Commission, as required by Section 16(a), during the most recent fiscal year or prior fiscal years. Mr. Beale filed his Form 5 report late for the fiscal year ended January 31, 1999 reporting one transaction.
Mr. Bellows filed his Form 5 report late for the fiscal years ended January 31, 1999 and January 31, 2000, each report covering one transaction. Mr. Bobrick also filed his Form 5 report late for the fiscal year ended January 31, 2000 reporting one transaction.

COMPENSATION OF DIRECTORS

    The Company has adopted compensation and incentive benefit plans to enhance its ability to continue to attract, retain and motivate qualified persons to serve as non-employee directors of the Company. The Company pays its non-employee directors $8,000 per year and reimburses each non-employee director for reasonable expenses in attending board meetings. Under the Company's 1997 Equity Incentive Plan, each non-employee director receives an annual automatic grant of 4,000 non-statutory options ("NSOs") for his or her Board service. The Company has two non-employee directors. Prior to the adoption of the 1997 Equity Incentive Plan, an aggregate of 20,000 shares of Common Stock had been reserved for issuance under the Company's non-employee Directors' Plan ("Directors' Plan") which was administered by the Board. The Company has outstanding options to purchase 16,000 shares of Common Stock under this plan at exercise prices ranging from $2.75 per share to $12.88 per share, all of which were exercisable at January 31, 2000. Each option granted under the Directors' Plan expires ten years from the date of grant. Upon the termination of a director's status following his resignation, retirement or a change in control of the Company, options outstanding under the Directors' Plan will immediately become fully vested and exercisable for a period of three months. The Directors' Plan was discontinued and replaced by the 1997 Equity Incentive Plan, adopted at the 1997 Annual Meeting. Options issued under the Directors' Plan continue to be exercisable and outstanding. As of January 31, 2000, the Company's non-employee directors have been granted 16,000 options under the automatic grant provision of the 1997 Equity Incentive Plan at exercise prices between $3.125 and $9.625 per share, 8,000 of which were exercisable at January 31, 2000. Stock options issued to non-employee directors under the 1997 Equity Incentive Plan vest in their entirety and become exercisable one year from the date of grant.

                             EXECUTIVE COMPENSATION

    The following table (the "Executive Compensation Table") sets forth the compensation paid by the Company to its Chief Executive Officer, and its four most highly compensated executive officers, other than its Chief Executive Officer, whose salary and bonus exceeded $100,000 for services rendered for the fiscal years ended January 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                   ------------
                                                         ANNUAL COMPENSATION        SECURITIES     ALL OTHER
NAME AND                                   FISCAL    ---------------------------    UNDERLYING    COMPENSATION
PRINCIPAL POSITION                          YEAR     SALARY ($)    BONUS ($)(1)    OPTIONS (#)       ($)(2)
------------------                        --------   -----------   -------------   ------------   ------------
William J. Pearse ......................    2000       275,000        455,103          --            --
  Chairman of the Board                     1999       236,538        229,282          --            --
                                            1998       312,500          2,000          22,500        --

J. Edward McEntire .....................    2000       325,000        494,486          --            --
  Chief Executive Officer (3)               1999       286,538        246,059          --               784
                                            1998       240,500         17,000         152,156         1,118

David J. Workman .......................    2000       300,000        474,795          --            --
  President and Chief Operating Officer     1999       276,923        222,285          --               737
                                            1998       300,000         17,000          89,732         1,003

Alan E. Kessock ........................    2000       180,000        380,274          --            --
  Senior Vice President--Finance and        1999       165,000        153,910          --               422
  Administration, Chief Financial           1998       165,000         17,000          66,489         1,283
  Officer,
  Treasurer and Secretary

Neal A. Bobrick ........................    2000       180,000        380,274          --            --
  Senior Vice President--                   1999       165,000        153,910          --               422
  Sales and Store Operations                1998       165,000         17,000          61,323         1,392

------------------------

(1) Amounts reflect bonuses paid under the Company's bonus plans.

(2) Consists of the Company's contributions pursuant to the Company's 401(k) defined contribution plan.

(3) Mr. McEntire was promoted from Vice President of Operations to Chief Executive Officer of the Company in August 1997. Amounts shown for fiscal 1998 reflect compensation in both capacities.

    Under the Company's bonus plans, the executive officers of the Company may be awarded bonuses from an annual bonus pool, quarterly performance bonuses and discretionary bonuses determined by the

Board. The amounts stated above include the bonuses paid under these plans. In fiscal 2000, the annual bonus pool was equal to 15% of pretax earnings in excess of $2,230,000. In fiscal 1999, the annual bonus pool was equal to 15% of pretax earnings in excess of the previous fiscal year's pretax earnings. For fiscal 1998, quarterly performance and discretionary bonuses were paid to the Company's executives but no bonuses were paid from the annual bonus pool. The parameters under the annual bonus pool are changed from year to year at the discretion of the Board.

OPTION GRANTS IN THE LAST FISCAL YEAR

    There were no options granted to the named executive officers during the fiscal year ended January 31, 2000.

FISCAL YEAR-END OPTION VALUES

    The following table sets forth information concerning option exercises and outstanding options held by the executives named in the Summary Compensation Table at January 31, 2000.

                                                               NUMBER OF SHARES
                                                            UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                       NUMBER OF SHARES                           OPTIONS AT              IN-THE-MONEY OPTIONS AT
                         ACQUIRED ON                          FISCAL YEAR END (#)           FISCAL YEAR END ($)
NAME                       EXERCISE       VALUE REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE (1)
----                   ----------------   --------------   -------------------------   ------------------------------
William J. Pearse....            0           $      0            27,300/ 7,500                 388,373/ 107,625
J. Edward McEntire...       18,000            305,000            90,501/91,499              1,277,735/1,290,831
David J. Workman.....       50,000            825,000           100,250/49,750               1,432,238/ 704,425
Alan E. Kessock......       60,000            890,000            43,333/36,667                 615,758/ 518,684
Neal A. Bobrick......       47,161            661,915            46,756/46,083                 672,118/ 655,007

------------------------

(1) Based on the price of the Company's common stock at January 31, 2000 of $17.375.

EMPLOYMENT AGREEMENTS

    The Company currently has no employment agreements with any of its officers or employees. However, in June 1997 the Company entered into agreements (each an "Agreement") that each of William J. Pearse, J. Edward McEntire, David J. Workman, Alan E. Kessock and Neal A. Bobrick which establish the terms of the employment of such individuals with the Company in the event of a change in control of the Company, as defined in the Agreements. In the event of any such change in control, or the termination of any such executive's employment in anticipation of a change in control, each executive would, pursuant to the terms of his Agreement, have the right to remain employed by the Company for a period of three years from the date of the change in control, at a level of responsibility and compensation commensurate with his individual responsibilities and compensation in place prior to the change in control. If an executive's employment following a change in control is terminated by the Company for any reason other than cause (as defined in the Agreements) or disability, or the executive terminates his employment because the Company has violated the provision of its Agreement with such executive or because of certain other specified events, the Company is obligated to pay the executive in a cash lump sum, within five days following such termination, all salary and deferred or accrued compensation due the executive, a prorated annual bonus for the portion of the fiscal year for which the executive was employed and two additional years' salary and annual bonus, with the bonus to be based upon the higher of the preceding years' bonus and the annualized bonus for the year in which termination occurs. In the event of any such termination, all options and restricted stock held by the executive also vest in full, and all options remain exercisable for a period of twelve months following termination.

    Four of the Company's officers, J. Edward McEntire, David J. Workman, Alan
E. Kessock and Neal A. Bobrick, have each also entered into a non-compete agreement with the Company. Each agreement provides that none of Mr. McEntire, Mr. Workman, Mr. Kessock or Mr. Bobrick, as the case may be, will work for any competitor in particular geographic areas for two years after he voluntarily leaves, or is terminated for cause by, the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's executive compensation program is administered by the Compensation Committee of the Board (the "Committee"). Robert Beale and Randall Bellows, the Committee's only members, are non-employee directors. The Committee recommends the compensation of all executive officers of the Company to the Board, including the compensation of the executive officers named in the Summary Compensation Table. In reviewing the compensation of individual executive officers, the Committee takes under consideration the recommendations of management, published compensation surveys and current market conditions.

    COMPENSATION PROGRAMS. The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, a bonus plan and an employee stock option plan.

    BASE SALARY. Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other retail companies. Individual salaries were again this year determined by considering (i) the officer's performance as measured against objectives set for such officer for the year and (ii) the Company's performance as measured against certain corporate objectives, such as increases in comparable store sales that exceed increases experienced by competitors, meeting or exceeding budget and overall profitability of the Company as compared to peers in the industry.

    BONUS PLAN. The Company's bonus program is tied closely to Company performance, which the Board believes leads to overall increases in stockholder value. Pursuant to the Company's fiscal 2000 annual bonus plan, pretax earnings exceeded $2,230,000 and, as a result, automatic annual bonuses were paid to the Company's executives.

    LONG-TERM INCENTIVE COMPENSATION. The Company's executive compensation program also includes long term incentives, including stock options. In fiscal 1999, the Committee granted an aggregate of 139,700 stock options to selected individuals employed by the Company. None of those options were granted to any member of the executive management team. In fiscal 2000, the Committee granted an aggregate of 104,000 stock options to selected individuals employed by the Company. None of those options were granted to any member of the executive management team. The Committee periodically has awarded in the past and plans to award in the future, stock options to a broad spectrum of employees based on continuing progress of the Company and improvements in individual performance.

                                          Robert W. Beale
                                          Randall F. Bellows

                                          Compensation Committee Members

PERFORMANCE GRAPH

    The following graph provides a comparison of the cumulative total return for the Nasdaq U.S. Stock Market Index, the Nasdaq Retail Trade Stocks Index and the Company since January 31, 1995.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ULTIMATE       NASDAQ U.S.   NASDAQ RETAIL
          Electronics, Inc.  Stock Market    Trade Stock
                      Index         Index          Index
Jan. '95            $100.00       $100.00        $100.00
Jan. '96             $57.14       $141.30        $112.99
Jan. '97             $24.49       $185.26        $138.98
Jan. '98             $27.02       $218.67        $162.16
Jan. '99             $73.96       $342.05        $198.28
Jan. '00            $141.84       $524.67        $165.42

    - $100 invested January 31, 1995 in the Company's Stock or in the index indicated, including reinvestment of dividends.

    Corresponding index values and Common Stock price values are given below. The dates in such table are utilized because they correspond with the last trading day of the Company's fiscal years.

                                                                                                   ULTIMATE
                                               ULTIMATE        NASDAQ U.S.    NASDAQ RETAIL   ELECTRONICS, INC.
                                          ELECTRONICS, INC.    STOCK MARKET   TRADE STOCKS      CLOSING STOCK
LAST TRADING DAY OF FISCAL YEAR ENDED           INDEX             INDEX           INDEX             PRICE
-------------------------------------     ------------------   ------------   -------------   ------------------
January 31, 1995........................        100.00            100.00         100.00              12.25
January 31, 1996........................         57.14            141.30         112.99               7.00
January 31, 1997........................         24.49            185.26         138.98               3.00
January 31, 1998........................         27.02            218.67         162.16               3.31
January 31, 1999........................         73.96            342.05         198.28               9.06
January 31, 2000........................        141.84            524.67         165.42              17.38

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth information as of May 9, 2000 regarding beneficial ownership of the Company's Common Stock by (i) each person or group of persons known by the Company to own beneficially five percent (5%) or more of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to the Company. Unless otherwise indicated, the stockholders listed below have sole voting and investment power with respect to the shares reported as owned.

NAME AND ADDRESS                                              AMOUNT AND NATURE OF
OF BENEFICIAL OWNER (1)                                       BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-----------------------                                       --------------------   ----------------
William J. and Barbara A. Pearse (2)........................        1,899,800             17.65%
Various family trusts of William and Barbara Pearse (3).....          960,000              8.95%
J. Edward McEntire (4)......................................          132,225              1.22%
David J. Workman (5)........................................          163,667              1.51%
Alan E. Kessock (6).........................................           94,908                  *
Neal A. Bobrick (7).........................................           86,633                  *
Robert W. Beale (8).........................................           22,000                  *
Randall F. Bellows (9)......................................           17,000                  *
All directors and officers as a group (7 persons)...........        2,416,233             21.76%

STOCKHOLDERS
Dresdner RCM Global Investors LLC (10)......................        1,042,600              9.72%
Founders Asset Management LLP (11)..........................          586,618              5.47%
Dimensional Fund Advisors, Inc. (12)........................          537,200              5.01%

------------------------

*   less than 1%.

 (1) The address of each such persons, unless otherwise noted, is c/o Ultimate Electronics, Inc., 321 West 84th Avenue, Suite A, Thornton, Colorado 80260. The percentage of shares owned is based on 10,729,899 shares outstanding as of May 9, 2000. In presenting shares beneficially owned and in calculating each holder's percentage ownership, only options exercisable by such person within 60 days of May 9, 2000 and not options exercisable by any other person are deemed to be outstanding.

 (2) Includes 34,800 shares underlying stock options exercisable within 60 days. Excludes shares held by various family trusts of William J. and Barbara A. Pearse.

 (3) Mr. Thomas Hoffman, SKB Business Services, 6530 South Yosemite, Englewood, Colorado 80111, is the trustee of the various family trusts with sole voting and dispositive power over the shares held in the trusts.

 (4) Includes 97,475 shares underlying stock options exercisable within 60 days.

 (5) Includes 110,628 shares underlying stock options exercisable within 60 days.

 (6) Includes 50,307 shares underlying stock options exercisable within 60 days.

 (7) Includes 53,730 shares underlying stock options exercisable within 60 days.

 (8) Includes 18,000 shares underlying stock options exercisable within 60 days.

 (9) Includes 10,000 shares underlying stock options exercisable within 60 days.

(10) According to information on Form 13F made available to the Company by NASDAQ, on March 31, 2000 Dresdner RCM Global Investors, an investment advisor, organized under the laws of the state of Delaware, located at Four Embarcadero Center, San Francisco, California 94111, holds
     1,042,600 shares of Company Common Stock.

(11) According to information on Form 13F made available to the Company by NASDAQ, on March 31, 2000 Founders Asset Management LLP, an investment advisor, organized under the laws of the state of Delaware, located at 2930 East Third Avenue, Denver, Colorado 80206, holds 586,618 shares of Company Common Stock.

(12) According to information on Form 13F made available to the Company by NASDAQ, on March 31, 2000 Dimensional Fund Advisors, an investment advisor, organized under the laws of the state of Delaware, located at 1299 Ocean Avenue, Santa Monica, California 90401, holds 537,200 shares of Company Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company entered into a lease agreement with William J. and Barbara A. Pearse (the "Lessors") on April 1, 1989 for the lease of the Company's store in Colorado Springs, Colorado. The lease was for a term of 10 years and three months and expired on April 30, 1999. The Company renewed the lease on the property for 2 years at an annual base rent of $122,400 with a six-month notice of termination. The Company paid $116,275 in lease payments during fiscal 2000 for the property. In addition, the Company is responsible for all real property taxes and insurance premiums on the property.

    The Company entered into a lease agreement with the Lessors on October 13, 1989 for the lease of the Company's store in Fort Collins, Colorado. The lease is for a term of 15 years, commencing on April 1, 1990, at an annual base rent of $120,000. Commencing April 1, 1992, the rent increased annually at a rate equal to the lesser of (i) $6,000 or (ii) an amount based upon the increase, if any, over the prior year in the DCPI. The Company paid $149,040 in lease payments during fiscal 2000 for the property. The Company is also responsible for all real property taxes and insurance premiums on the property.

    Although the Company did not obtain independent appraisals in connection with these transactions, the Company believes that the terms of all of the foregoing transactions were comparable to the terms that the Company would have reached with independent third parties. All future transactions with the Lessors or any other affiliate of the Company will be subject to the approval of the Company's disinterested directors and will be on terms believed by such directors to be no less favorable to the Company than those available from unaffiliated third parties.

    William J. Pearse III, the son of William J. and Barbara A. Pearse, is employed by the Company as Vice President--Marketing. His total compensation (salary and bonus) in fiscal 2000 was $174,407. Daniel N. Workman, the brother of David J. Workman, is employed by the Company as a Regional Sales Manager. His total compensation (salary and bonus) in fiscal 2000 was $174,559.

     PROPOSAL 2--APPROVAL OF THE ADOPTION OF THE 2000 EQUITY INCENTIVE PLAN

INTRODUCTION

    In March 2000, the Board of Directors of the Company adopted an equity incentive plan to replace the Company's existing plan subject to stockholder approval. The Company is proposing to replace the 1997 Equity Incentive Plan with a new 2000 Equity Incentive Plan (the "2000 Plan"). The 2000 Plan provides for similar types of equity awards as were provided in the 1997 Equity Incentive Plan. The 2000 Plan is attached hereto as Appendix A and the following description is qualified in its entirety by reference to the 2000 Plan.

    The 1997 Equity Incentive Plan provided for an aggregate of 750,000 shares of Common Stock, $.01 par value ("Common Stock"), to be available for grant, of which no shares remain available for grant as of the date hereof. The 2000 Plan provides for an aggregate of 300,000 shares of Common Stock to be initially available for issuance, subject to an annual increase of 100,000 shares of Common Stock at the beginning of each subsequent fiscal year, provided that the aggregate number of shares that may be issued under the 2000 Plan may not exceed 1,200,000. The 2000 Plan will be terminated no later than March 13, 2010. Under the 2000 Plan, options in excess of the number of shares then available for issuance may be granted, provided, however, that any such excess shares actually issued shall be held in escrow until the action that is necessary to approve a sufficient increase in the number of shares available for issuance under the 2000 Plan is taken. If such action has not been taken within 12 months after the date such excess grants are first made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and (ii) the Company shall promptly refund to the option holders the option price paid for any excess options that were exercised or issued under the 2000 Plan and held in escrow, together with interest on the option price that was held in escrow.

    In June 1996, the Securities and Exchange Commission revised Rule 16b-3 and the related rules promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, which Section imposes short-swing profit liability on officers, directors and 10% stockholders under certain circumstances. As a general matter, Rule 16b-3 sets forth exemptions from Section 16(b) liability for an officer's, director's or 10% stockholder's transactions in equity securities of the Company. The 2000 Plan is intended to comply with the revised Rule 16b-3 and eliminates certain restrictions no longer required under Rule 16b-3.

DESCRIPTION OF THE 2000 EQUITY INCENTIVE PLAN

    The purposes of the 2000 Plan are: (i) to attract and retain directors, officers, key employees and consultants of the Company, (ii) to provide such persons with incentives to continue in the long-term service of the Company, and
(iii) to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation directly to increases in stockholder value.

    The 2000 Plan contains the following four equity incentive components:
(i) performance share and performance unit awards, (ii) discretionary stock options for employees, directors and consultants, (iii) automatic stock options for non-employee directors, and (iv) restricted stock awards. 300,000 SHARES OF COMMON STOCK HAVE BEEN INITIALLY RESERVED FOR ISSUANCE UNDER THE 2000 PLAN, SUBJECT TO AN ANNUAL INCREASE OF 100,000 SHARES OF COMMON STOCK AT THE BEGINNING OF EACH SUBSEQUENT FISCAL YEAR, PROVIDED THAT THE AGGREGATE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE 2000 PLAN MAY NOT EXCEED 1,200,000. Based on the $28.75 closing price of the Company's Common Stock on May 9, 2000, the market value of the 300,000 shares of Common Stock underlying the options available for issuance under the 2000 Plan is $8,625,000.

    The 2000 Plan will be administered by the Company's Board of Directors or a committee of the Board of Directors (collectively, the "Board"). Subject to the terms of the 2000 Plan, the Board will determine the persons to whom awards are granted and the type, amount and terms of such awards. If a committee is used to approve awards to officers or directors, such committee must be comprised solely of two or more "non-employee directors," as such term or similar term is defined in Rule 16b-3. The Board may also take any action necessary or advisable to obtain an exemption under Rule 16b-3, including but not limited to: (i) seeking stockholder ratification of a particular award or awards or (ii) imposing a six-month holding period between the date of the grant of an option and the disposition (other than the exercise of such option) of either the option or the Common Stock underlying such option.

    Under the performance units award component of the 2000 Plan, the Board may establish an employee's award, which award will be denominated in either shares of Common Stock ("Performance Shares"), dollars or a combination thereof. In accordance with the 2000 Plan, the Board may establish the maximum and minimum performance targets to be achieved during an applicable time period (a "Performance Cycle"). Performance targets established by the Board relate to corporate, group, unit, or individual performance and may be established in terms of earnings, earnings growth and/or ratio of earnings to equity or assets. Following the conclusion of each Performance Cycle, the Board will then determine the extent to which performance targets have been attained and what, if any, payment is due with respect to an award and whether such payment will be made in cash, shares of Common Stock or some combination. Payment of an award may be made in a lump sum or in installments following the end of the applicable Performance Cycle. The fair market value of performance units (other than performance shares) that may be granted pursuant to the performance units award component of the 2000 Plan to any employee in any plan year may not exceed $100,000, subject to Section 4.3 of the 2000 Plan, no more than 100,000 shares may be issued to any employee in any plan year as performance shares, and no options may be issued pursuant to the 2000 Plan in any plan year for the purchase of more than 100,000 Shares.

    Under the discretionary stock option component of the 2000 Plan, the Board may grant both incentive stock options ("ISOs") intended to qualify under
Section 422 of the Internal Revenue Code of 1986, as amended, and non-statutory options ("NSOs"). Only employees of the Company are eligible to receive ISOs. Non-employee directors, employees and consultants are eligible to receive NSOs. ISOs and NSOs must be granted to employees at an exercise price no less than the fair market value of the Common Stock on the date of the grant, but NSOs may be granted to non-employee directors or consultants at a price that is less than fair market value of the Common Stock on the date of grant. Any option granted under the 2000 Plan must have a term no greater than ten years. The exercise price of an ISO granted to a holder of more than 10% of the Common Stock must be at least 110% of fair market value and the term of such option cannot exceed five years. The Company estimates that there are currently 1,800 employees eligible to participate in the stock option component of the 2000 Plan.

    Under the restricted stock award component of the 2000 Plan, the Board may grant one or more awards consisting of shares of Common Stock ("Restricted Stock"). A recipient's right to retain an award of restricted stock shall be subject to such restrictions as may be established by the Board with respect to such award. Restrictions may include continued employment with the Company or the attainment of specified goals and objectives. A recipient has full voting and dividend rights with respect to Restricted Stock from the date of the awards.

    The automatic stock option component of the 2000 Plan provides for an annual grant to non-employee directors. On the first day of each fiscal year, each non-employee director will be automatically granted a non-qualified stock option to purchase 4,000 shares of Common Stock. The NSOs will vest in their entirety and be exercisable one year from the date of grant.

    The exercise price of any options granted under the 2000 Plan may be paid:
(i) in cash, (ii) by cashier's check payable to the order of the Company,
(iii) by delivery of shares of Common Stock already owned by the holder, the fair market value of which equals the exercise price of the Common Stock to be purchased pursuant to the exercise of the option, (iv) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company the amount of the exercise price from the proceeds of the sale of the Common Stock underlying the option or
(v) by a loan from the Company, a third party or a broker to the optionee in an amount necessary to pay the exercise price.

    If an optionee's employment with the Company is terminated for cause, which is defined to be a gross violation of the Company's established policies and procedures, participation in the 2000 Plan ceases and all options held by such optionee will be cancelled. If an optionee's employment is terminated for any reason other than cause, retirement, disability or death, (i) options that are exercisable on the date of termination will remain exercisable for three months after termination, but in no event beyond term of the option and (ii) any award of Restricted Stock as to which the employment period or other restrictions have not been satisfied shall be forfeited. If a non-employee director's directorship is terminated for any reason other than death or disability, any option held by the optionee, to the extent exercisable, will remain exercisable after termination of his director status for a period of three months, but in no event beyond the term of the option.

    If an optionee's employment is terminated due to death or disability,
(i) options, to the extent exercisable, remain exercisable for a period of twelve months following the optionee's death or disability, but in no event will the options be exercisable beyond the term of the option and (ii) all restrictions on Restricted Stock lapse and the Restricted Stock becomes unforfeitable. If a non-employee director's directorship is terminated due to death or disability, options to the extent then exercisable, will remain exercisable for a period of twelve months after the termination of the directorship, but in no event beyond the term of the option.

    If an optionee's employment is terminated in a manner determined by the Board, in its sole discretion, to constitute retirement, (i) options may be exercised by the optionee within three months following his or her retirement if the option is an ISO or within twelve months following his or her retirement if the option is an NSO, but in no event beyond the term of the option.

    Upon a change in control of the Company, the Board may, in its sole discretion: (i) accelerate the exercise dates of any outstanding options or make such options fully vested and exercisable; (ii) grant a cash bonus award to any optionee in an amount necessary to pay the exercise price of all or any portion of the options then held by such optionee; (iii) pay cash to any or all optionees in exchange for the cancellation of their outstanding options in an amount equal to the difference between the exercise price of such options and the greater of the price offered by a third party for the underlying Common Stock or the fair market value of the Common Stock on the date of cancellation of the option; (iv) make any other adjustments or amendments to the outstanding options; or (v) eliminate all restrictions with respect to restricted stock and deliver shares of Common Stock free of restrictive legends to any Participant. In addition, the Board may provide for payment of outstanding performance units at the maximum award level or any percentage thereof.

    A "change in control" would be deemed to occur when: (i) any person or group other than William J. Pearse acquired directly or indirectly more than 33 1/3% of the Company's voting shares, (ii) 50% or more of the Board members are replaced in a 36-month period, except by persons nominated by the directors holding office at the beginning of such period, or persons nominated by them,
(iii) a merger or consolidation occurs, other than a merger or consolidation in which shares of the Company outstanding prior to the merger continue to represent at least 80% of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation or (iv) a sale of all or substantially all of the Company's assets occurs.

    In the event that the Company is merged or consolidated with another corporation, or if substantially all of the assets or more than 50% of the voting stock of the Company is acquired by any other corporation (other than a sale or conveyance in which the Company continues as a holding company), or in the case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provision of the "change of control" section do not apply, the Board, or the board of directors of any corporation assuming the obligations of the Company, will have the power and the discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding awards. This includes, but is not limited to: acceleration of the dates of exercise of the options, exchanging or converting such options into options to acquire securities of the surviving or acquiring corporation, cancellation of options in exchange for payment, mandatory exercise prior to the date of the transaction, removal of restrictions on restricted stock and modification of performance requirements for any other awards.

    An optionee is permitted to transfer NSOs to one or more of the optionee's immediate family or a family trust, but only upon the prior written consent of the Board and subject to any conditions imposed by the Board. ISOs are not transferable except in the event of the optionee's death.

    The Board has complete and exclusive authority to amend the 2000 Plan in any respect, however such amendment may not adversely affect the rights of any holder of an outstanding award or option without such holder's consent. Stockholder approval of any amendment is not required unless mandated by applicable law. The 2000 Plan shall terminate no later than 10 years after the date it becomes effective. The effective date of the 2000 Plan was March 13, 2000.

    Subject to certain limitations contained in Section 15 of the 2000 Plan, the Board may make any adjustment in the option price, the number of shares subject to, or the terms of, an outstanding option and a subsequent granting of an option by amendment or by substitution of an outstanding option. Such amendment, substitution or re-grant may result in terms and conditions that differ from the terms and conditions of the original option. However, the Board may not adversely affect the rights of any participant to previously granted options without the consent of such participant.

    Because the awards authorized in the 2000 Plan (other than the automatic options for non-employee directors) are discretionary, the Company is unable to calculate the amount of any awards that may be granted pursuant to the 2000 Plan for the fiscal year ending January 31, 2001 or any subsequent years. Nonetheless, as of May 9, 2000, J. Edward McEntire had been granted 25,750 options under the 2000 Plan and John Bauer-Martinez had been granted 7,500 options under the 2000 Plan. These options were granted subject to the approval of the 2000 Plan by the Company's shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2000 PLAN

    The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the 2000 Plan. BECAUSE THE APPLICATION OF THE TAX LAWS VARIES ACCORDING TO INDIVIDUAL CIRCUMSTANCES, A PARTICIPANT SHOULD SEEK PROFESSIONAL TAX ADVICE CONCERNING THE TAX CONSEQUENCES OF HIS OR HER PARTICIPATION IN THE 2000 PLAN, INCLUDING THE POTENTIAL APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS AND ESTATE AND GIFT TAX CONSIDERATIONS.

    NON-STATUTORY STOCK OPTIONS. The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted but, upon the exercise of an NSO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by the Company. The recipient will take the shares with a basis equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.

    INCENTIVE STOCK OPTIONS. A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, no income is recognized upon exercise of an ISO for regular income tax purposes, however, income is generally recognized upon the exercise of an ISO for alternative minimum tax ("AMT") purposes (see below). However, a participant who exercises an ISO recognizes taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. In either event, the Company receives no deduction with respect to the ISO shares. If the participant disposes of the shares before the required holding periods have elapsed (a "disqualifying disposition"), the participant is taxed as though he or she had exercised an NSO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of the original spread upon exercise or the excess of the amount realized in the sale of the stock over the original option price.

    ALTERNATIVE MINIMUM TAX. The exercise of an ISO may result in tax liability under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% after "alternative minimum taxable income" in excess of a certain exception amount, over (b) regular tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were an NSO, so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed as income for this purpose and the taxpayer takes the shares with a basis equal to such fair market value on the date of exercise for subsequent AMT purposes. However, regular tax treatment will apply for AMT purposes if a disqualifying disposition occurs in the same taxable year that options are exercised.

    WITHHOLDING. The Company may withhold any taxes required by federal, state or local law or regulation in connection with any stock option or other award under the 2000 Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount.

    RESTRICTED STOCK AND PERFORMANCE SHARES. Grantees of Restricted Stock and Performance Shares do not recognize income at the time of the grant of such awards. However, when shares of Restricted Stock are no longer subject to a substantial risk of forfeiture or when Performance Shares are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock less, in the case of Restricted Stock, the amount paid, if any, for the stock. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant of the stock and not at the time the restrictions lapse. The Company generally is entitled to deduct an amount equal to the income recognized by the grantee at the time the grantee recognizes the income.

    CASH AWARDS, DIVIDENDS, AND DIVIDEND EQUIVALENTS. Cash awards, dividends and dividend equivalent payments are taxable as ordinary income when paid. The Company is entitled to deduct the amount of a cash award, dividends on Restricted Stock and dividend equivalent payments when such amounts are taxable to the recipient.

    CHANGE OF CONTROL. If there is an acceleration of the vesting or payment of awards and/or an acceleration of the exercisability of options upon a change of control, all or a portion of the accelerated awards may constitute "Excess Parachute Payments" under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change of control and the Company is not entitled to a deduction for such excess amount.

    The foregoing summary of the federal income tax consequences of the 2000 Plan is based on the Company's understanding of present federal tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

DISCONTINUANCE OF THE 1997 EQUITY INCENTIVE PLAN

    If the stockholders approve the 2000 Plan, the Company will immediately discontinue the 1997 Equity Incentive Plan and no further awards will be granted under such plans. Awards granted under the 1997 Equity Incentive Plan will remain outstanding pursuant to the terms of such plan and any documents evidencing such awards.

    VOTE REQUIRED. Approval of the 2000 Plan requires the affirmative vote of a majority of the voters present in person or represented by proxy and entitled to vote on the subject matter, if a quorum exists.

           THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
                   ADOPTION OF THE 2000 EQUITY INCENTIVE PLAN

    PROPOSAL 3--APPROVAL OF THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

    In March 2000, the board of directors of the Company adopted an employee stock purchase plan (the "Employee Stock Purchase Plan"), subject to stockholder approval. The Employee Stock Purchase Plan provides an opportunity for the Company's employees to purchase shares of the Company's Common Stock at a discount from market price through accumulated payroll deductions. The Employee Stock Purchase Plan is attached hereto as APPENDIX B and the following description is qualified in its entirety by reference to the Employee Stock Purchase Plan.

    GENERAL. The Employee Stock Purchase Plan provides Eligible Employees (see "Eligibility") the opportunity to purchase shares of the Company's Common Stock through accumulated payroll deductions at either quarterly or semi-annual offerings, as determined at the election of the Board, under the Employee Stock Purchase Plan (each an "Offering Period"), commencing no earlier than August 1, 2000. The Board will determine and announce the starting and ending dates of any Offering Period at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

    STOCK SUBJECT TO THE EMPLOYEE STOCK PURCHASE PLAN. The number of shares of Common Stock that shall initially be made available for sale under the Employee Stock Purchase Plan shall be 400,000. THIS NUMBER OF SHARES WILL BE INCREASED EVERY YEAR, BEGINNING IN FISCAL 2002, ON THE FIRST DAY OF THE COMPANY'S FISCAL YEAR. THE INCREASE WILL BE EQUAL TO THE LESSER OF (I) 2% OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK ON SUCH DATE, OR (II) A LESSER AMOUNT DETERMINED BY THE BOARD, PROVIDED THAT THE AGGREGATE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN SHALL NEVER EXCEED 2,000,000. On May 9, 2000 there were 10,729,899 shares of Common Stock outstanding. The Employee Stock Purchase Plan has a ten (10) year term and will expire on March 13, 2010. The Company may issue treasury shares or authorized and unissued shares of Common Stock under the Plan. If, on a given Exercise Date (as defined herein), the number of shares with respect to which options are to be exercised exceeds the number of shares available under the Employee Stock Purchase Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as practicable and as it shall determine to be equitable. If any option in the Employee Stock Purchase Plan is unexercised, the number of shares covered by that option again become available for sale under the Employee Stock
Purchase Plan.

    ADMINISTRATION. The Employee Stock Purchase Plan shall be administered by the Company's Board of Directors or a committee of members of the Board of Directors (collectively, the "Board"). The Board shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Employee Stock Purchase Plan, to determine eligibility and to adjudicate all disputed claims filed under the Employee Stock Purchase Plan. Every finding, decision and determination made by the Board shall, to the fullest extent permitted by law, be final and binding on all parties.

    ELIGIBILITY. Only Eligible Employees will receive options under the Employee Stock Purchase Plan. "Employees" are persons whose customary employment with the Company, or by a predecessor of the Company that the Company has acquired, is at least twenty (20) hours per week and more than five (5) months in any calendar year. "Eligible Employees" are Employees of the Company who have been employed by the Company for at least three (3) months on a given Enrollment Date (as defined herein). Non-employee directors of the Company or persons who are treated for federal tax purposes as holding 5% or more of the total combined voting power or value of all classes of stock of the Company may not participate. In addition, any employee whose right to purchase stock under all employee stock purchase plans of the Company accrues at a rate exceeding $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time, is ineligible to participate in the Employee Stock Purchase Plan.

    PURCHASE PRICE. The purchase price per share of Common Stock under each option is 85% of the market price of the Common Stock on the Enrollment Date or Exercise Date, whichever is lower. "Market Price" means the closing sale price for the shares on a given date (as reported in the Nasdaq National

Market issues listing in The Wall Street Journal). If no sales of Common Stock were made on a particular day, the Company will use the closing price on the next day on which sales were made. "Enrollment Date" means the first day of each Offering Period. "Exercise Date" means the last day of each Offering Period.

    PAYROLL DEDUCTIONS. At the time that each Eligible Employee elects to participate in the Employee Stock Purchase Plan, such Eligible Employee shall complete a subscription agreement authorizing payroll deductions, which agreement shall be filed with the Company's payroll office prior to the applicable Enrollment Date. Such subscription agreement will designate the amount of the payroll deduction to be taken on each pay day in an amount not exceeding ten percent (10%) of the compensation the Eligible Employee receives on each pay day during the Offering Period. All payroll deductions will be credited to an account maintained by the Company on behalf of the Eligible Employee. An Employee may not make any additional payments into such account.

    Any Employee Stock Purchase Plan participant may increase or decrease the rate of his or her payroll deduction by completing a new subscription agreement. Any withholding rate change shall be effective with the first full payroll period following five (5) business days after the Company receives a new subscription agreement. The Company reserves the right to unilaterally decrease any Eligible Employee's withholding to zero percent (0%) in order to comply with applicable portions of the Internal Revenue Service Code of 1986, as amended.

    An Eligible Employee who elects to participate in the Employee Stock Purchase Plan does not have the rights of a stockholder until the option granted pursuant to the Employee Stock Purchase Plan has been exercised.

    NUMBER OF SHARES ELIGIBLE FOR PURCHASE. Each Eligible Employee's option will allow the employee to elect to purchase up to the number of shares that can be purchased with such Eligible Employee's accumulated payroll deductions as of each Exercise Date of each Offering Period. However, no Eligible Employee shall be permitted to purchase more than the number of shares during any Offering Period, which should cause such Employee to exceed the limitations set forth above in "Eligibility." Unless an Eligible Employee withdraws from the Plan, such Eligible Employee's options shall be exercised automatically on each Exercise Date.

    The Employee Stock Purchase Plan contains provisions that prevent any Eligible Employee from violating provisions of the Internal Revenue Code that prohibit purchasing a number of shares under the Employee Stock Purchase Plan that cause an employee to have 5% or more of the total combined voting power or value of all classes of the Company's Common Stock. In addition, no Eligible Employee may be granted an option to purchase Common Stock under this or any other qualified stock purchase plan of the Company worth more than $25,000 for each calendar year based on the fair market value of shares (at the time of grant). The Company has no other qualified stock purchase plan at this time.

    If all Eligible Employees in any one offering elect to purchase more than the number of shares available for that offering, the Committee will prorate the shares in accordance with the number of shares subscribed for by each Eligible Employee, so the total number of shares purchased under that offering does not exceed the available shares.

    WITHDRAWAL. A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Employee Stock Purchase Plan by giving written notice to the Company. All of such participant's payroll deductions credited to his or her account shall be paid to such participant promptly upon receipt of notice of withdrawal and such participant's option shall automatically terminate. If a participant withdraws during an Offering Period, payroll deductions shall not resume at the beginning of the next or any other Offering Period unless the participant delivers a new subscription agreement to the Company.

    DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any shares and cash from the participant's account under the Employee Stock Purchase Plan if such participant dies subsequent to an Exercise Date on which the option is exercised, but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from such participant's account under the Employee Stock Purchase Plan if such participant dies prior to the exercise of the option. If the participant is married and the designated beneficiary is not the spouse, spousal consent is required for such designation to be effective. Such designation may be changed by the participant at any time by delivery of written notice to the Company.

    NONTRANSFERABILITY. An Eligible Employee's rights under the Employee Stock Purchase Plan and options are not transferable except by will or the laws of descent and distribution. If an Eligible Employee attempts to sell, pledge, assign or transfer his or her rights, the Eligible Employee's option will terminate and such attempted assignment will be treated as a withdrawal from the Employee Stock Purchase Plan.

    CHANGES IN CAPITALIZATION. The number of shares covered by each option under the Employee Stock Purchase Plan, which have not yet been exercised, the number of shares which have been authorized for issuance under the Employee Stock Purchase Plan but not yet placed under option, the maximum number of shares each participant may purchase per Offering Period, the price per share and the number of shares covered by each option that has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company's common stock.

    DISSOLUTION. If there is a proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new exercise date, and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless otherwise provided by the Board. The new exercise date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the new exercise date, that the exercise date for the participant's option has been changed to the new exercise date and that the participant's option shall be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the Offering Period.

    MERGER OR ASSET SALE. If there is a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new exercise date. The new exercise date shall be the date before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the new exercise date, that the exercise date for the participant's option has been changed to the new exercise date and that the participant's option shall be exercised automatically on the new exercise date, unless, prior to such date the participant has withdrawn from the Offering Period.

    AMENDMENT AND TERMINATION. The Board of Directors may at any time for any reason amend or terminate the Employee Stock Purchase Plan. However, no such amendment or termination shall affect options granted prior to the date of such amendment or termination. The Employee Stock Purchase Plan will terminate on March 13, 2010 unless earlier terminated by the Board.

    FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS. The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the Employee Stock Purchase Plan. It is not intended to cover all tax consequences that may apply. Each Eligible Employee that elects to participate in the Employee Stock Purchase Plan should consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Employee Stock Purchase Plan. This discussion is based on the Internal Revenue Code as currently in effect.

    If an option is granted to an employee under the Employee Stock Purchase Plan, the Eligible Employee will not have taxable income at the time the option is granted or exercised. However, the Eligible Employee must include as ordinary taxable income at the time of sale or other taxable disposition of the Common Stock, the 15% discount of the option price. In general, the Eligible Employee will also recognize long-term capital gain on any increase in fair market value in the Common Stock (in excess of the purchase price and the 15% discount) or will recognize a long-term capital loss, if the disposition occurs at least two years after the date on which the option is granted and if the Eligible Employee has held the Common Stock at least twelve months. If the Eligible Employee disposes of the Common Stock before the expiration of the two-year and twelve-month holding periods, the Eligible Employee must recognize as ordinary income in the year of the disposition the difference between the Common Stock's option price and the fair market value of the Common Stock on the date exercised. In that case, the Eligible Employee will recognize a capital gain or loss equal to the difference between the Eligible Employee's basis (the Common Stock's fair market value on the date exercised) and the Common Stock's fair market value on the date of disposition.

    WITHHOLDING. The Company may withhold any taxes required by any federal, state or local law or regulation in connection with any stock option or other award under the Employee Stock Purchase Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount.

    VOTE REQUIRED. Approval of the Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on the subject matter, if a quorum exists.

           THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
                 APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

        PROPOSAL 4--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The firm of Ernst & Young LLP served as independent auditors of the Company for the year ended January 31, 2000. Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP to serve for the current fiscal year ending January 31, 2001. The Board of Directors is requesting ratification by the stockholders of Ernst & Young LLP's appointment. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will be available to respond to any questions that might arise.

    In the event this proposal is defeated, the vote will be considered as a direction to the Board of Directors to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of a fiscal year, Ernst & Young LLP's appointment for the 2001 fiscal year will be permitted to stand unless the Board of Directors finds other reasons for making a change.

    Services to be performed by Ernst & Young LLP for the 2001 fiscal year will include, among other things, audit of annual statements, limited reviews of quarterly financial information and consultation in connection with various financial reporting, accounting and tax matters. Ratification of Ernst & Young LLP's appointment requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote.

    VOTE REQUIREMENT. Approval of Proposal 4 requires the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on the subject matter, if a quorum exists.

           THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    Stockholders may submit proposals on matters appropriate for stockholder action at the Company's 2001 Annual Meeting. Such proposals must be received by the Company not later than January 23, 2001 to be considered for inclusion in the proxy statement and proxy relating to the 2001 Annual Meeting of Stockholders. Any such proposals should be addressed to: Corporate Secretary, Ultimate Electronics, Inc., 321 West 84th Avenue, Suite A, Thornton,
Colorado 80260.

                                 OTHER MATTERS

    The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons designated as agents in the enclosed proxy will vote on such matters in accordance with their best judgment.

                                                                      APPENDIX A

                           ULTIMATE ELECTRONICS, INC.
                           2000 EQUITY INCENTIVE PLAN

                                   SECTION 1
                                  INTRODUCTION

    1.1 ESTABLISHMENT. Ultimate Electronics, Inc., a Delaware corporation (together with its subsidiaries, the "Company"), hereby establishes the 2000 Equity Incentive Plan (the "Plan") for certain key employees, non-employee directors and consultants of the Company.

    1.2 PURPOSES. The purposes of the Plan are to provide Participants with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value. The Plan is also designed to attract key employees and to retain and motivate key employees by providing an opportunity for investment in the Company.

                                   SECTION 2
                                  DEFINITIONS

    2.1 DEFINITIONS. The following terms shall have the meanings set forth below:

        (a) "AWARD" means a grant made under this Plan in the form of Stock, Options, Restricted Stock, Performance Units or Performance Shares.

        (b) "BOARD" means the board of directors of the Company.

        (c) "EFFECTIVE DATE" means the date of the adoption of the Plan by the Board.

        (d) "ELIGIBLE EMPLOYEES" means key employees (including, without limitation, officers and directors who are also employees) of the Company whose judgment, initiative and efforts is, or will be, important to the successful conduct of the Company's business.

        (e) "FAIR MARKET VALUE" shall be determined in good faith by the Plan Administrator after such consultation with outside legal, accounting and other experts as the Plan Administrator may deem advisable.

        (f) "INSIDER" means any person who is a beneficial owner, directly or indirectly, of more than 10% of any equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act").

        (g) "INCENTIVE STOCK OPTION" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        (h) "NON-EMPLOYEE DIRECTOR" means, at any time, any member of the Board who is not also an employee of the Company.

        (i) "NON-INSIDER" means any person who is not an Insider.

        (j) "NON-STATUTORY OPTION" means any Option other than an Incentive Stock Option.

        (k) "OPTION" means a right to purchase Stock at a stated price for a specified period of time.

        (l) "OPTION PRICE" means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 7.3(b) of this Plan.

        (m) "PARTICIPANT" means an Eligible Employee, Non-employee Director or consultant to the Company designated by the Plan Administrator from time to time during the term of the Plan to receive one or more Awards under the Plan.

        (n) "PERFORMANCE CYCLE" means the period of time as specified by the Plan Administrator over which Performance Units are to be earned.

        (o) "PERFORMANCE SHARES" means an Award made pursuant to Section 9 which entitles a Participant to receive Shares based on the achievement of performance targets during a Performance Cycle.

        (p) "PERFORMANCE UNITS" means an Award made pursuant to Section 9 which entitles a Participant to receive cash, Shares or a combination thereof based on the achievement of performance targets during a Performance Cycle.

        (q) "PLAN ADMINISTRATOR" shall mean the particular entity, whether the Plan Committee or Board, that is authorized to administer Incentive Stock Options or Non-Statutory Options to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

        (r) "PLAN COMMITTEE" means a committee consisting of at least two Non-employee Directors who are authorized by the Board hereunder to take actions in the administration of the Plan. No Member of the Plan Committee may be a person who (i) is a current employee of the Company, (ii) is a former employee who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the current Plan Year, (iii) is a former officer of the Company, or (iv) receives remuneration, directly or indirectly, in exchange for any goods or services, from the Company in any capacity other than director. The Plan Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the 1934 Act and Treasury Regulation Section 1.162-27(e)(3). Members of the Plan Committee shall:
    (i) be appointed from time to time by the Board and (ii) serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

        (s) "PLAN YEAR" means each 12-month period beginning February 1 and ending the following January 31, except that for the first year of the Plan it shall begin on the Effective Date and extend to January 31 of the following year.

        (t) "PREDECESSOR PLAN" shall mean the Company's Employee Stock Purchase Plan as in effect prior to the adoption of the Plan.

        (u) "RESTRICTED STOCK" means Stock granted under Section 8 that is subject to restrictions imposed pursuant to said Section.

        (v) "SHARE" means a share of Stock.

        (w) "STOCK" means the common stock, $.01 par value, of the Company.

    2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

                                   SECTION 3
                              PLAN ADMINISTRATION

    3.1 GENERAL. The Plan shall be administered by the Board, which may from time to time delegate all or part of its authority under this Plan to a Plan Committee. If authorized by duly passed resolutions of the Board, the Plan Committee shall have sole and exclusive authority to administer the Incentive Stock Option grants and Non-Statutory Option grants with respect to Insiders. The Plan Committee may also, at the Board's discretion, administer Incentive Stock Options and Non-Statutory Stock Options to Non-Insiders.

    3.2 PLAN ADMINISTRATOR'S AUTHORITY. References in this Plan to the Plan Administrator refer to the Board or, to the extent the Board delegates its administrative authority to the Plan Committee, to the Plan Committee. In accordance with the provisions of the Plan, the Plan Administrator shall, in its sole discretion, select Participants to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Plan Administrator may deem necessary or desirable and consistent with the terms of the Plan. The Plan Administrator shall determine the form or forms of the agreements which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Plan Administrator may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Plan Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem proper and in the best interest of the Company. No member of the Plan Administrator shall be liable for any action or determination made in good faith, and all members of the Plan Administrator shall, in addition to their rights as directors, be fully indemnified by the Company with respect to any such action, determination or interpretation. The determination, interpretations and other actions of the Plan Administrator pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

                                   SECTION 4
                           SHARES SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES. 300,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Plan Administrator may from time to time deem necessary. The number of Shares authorized for issuance under the Plan shall automatically increase on the first trading day of each fiscal year during the term of the Plan, beginning with the fiscal year 2002, by 100,000 Shares. The aggregate number of shares that may be issued under the Plan shall not exceed 1,200,000. The Shares may be divided among the various Plan components as the Plan Administrator shall determine.

    4.2 UNUSED AND FORFEITED STOCK. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option that expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16 of this Plan, shall automatically become available for use under the Plan. Notwithstanding the foregoing, with respect to any Shares withheld by the Company in satisfaction of withholding taxes incurred upon the exercise of Incentive Stock Options or as part of the purchase price of the Shares underlying such Incentive Stock Options, the number of Shares available for issuance under this Plan shall be reduced by the number of Shares so withheld.

    4.3 ADJUSTMENTS FOR STOCK SPLIT, STOCK DIVIDEND, ETC. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Shares, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Shares, then in relation to the Shares that are affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Option or Performance Unit granted hereunder.

    4.4 DIVIDEND PAYABLE IN STOCK OF ANOTHER CORPORATION, ETC. If the Company shall at any time pay or make any dividend or other distribution upon the Shares payable in securities of another corporation or other property (except money or Shares), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding an Award for the particular type of Shares for which the dividend or other distribution was made, upon exercise thereof in the case of Options, and the vesting thereof in the case of other Awards. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this
Section 4.4 are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

    4.5 OTHER CHANGES IN SHARES. In the event there shall be any change, other than as specified in Sections 4.3 and 4.4, in the number or kind of outstanding Shares of any stock or other securities into which the Shares shall be changed or for which it shall have been exchanged, and if the Plan Administrator shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Plan Administrator and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

    4.6 RIGHTS TO SUBSCRIBE. If the Company shall at any time grant to the holders of its Shares rights to subscribe pro rata for additional Shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the Shares then subject to an Award held by any Participant of the particular class of Shares involved, the Shares or other securities which the Participant would have been entitled to subscribe for if immediately prior to such grant the Participant had exercised his entire Option, or otherwise vested in his entire Award. If, upon exercise of any such Option or the vesting of any other Award, the Participant subscribes for the additional Shares or other securities, the Participant shall pay to the Company the price that is payable by the Participant for such Shares or other securities.

    4.7 GENERAL ADJUSTMENT RULES. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Option, the total Option Price for the Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be equitably adjusted by the Plan Administrator to reflect the greater or lesser number of Shares or other securities into which the Shares subject to the Option may have been changed.

    4.8  DETERMINATION BY THE PLAN ADMINISTRATOR.  Adjustments under this
Section 4 shall be made by the Plan Administrator, whose determinations with regard thereto shall be final and binding upon all parties thereto.

    4.9 INDIVIDUAL LIMITATIONS ON AWARDS. The fair market value of Performance Units (other than Performance Shares) that may be granted pursuant to this 2000 Plan to any employee in any Plan Year shall not exceed $100,000, Subject to
Section 4.3, no more than 100,000 Shares may be issued to any employee in any Plan Year as Performance Shares, and no Options may be issued pursuant to this Plan in any Plan Year to any employee for the purchase of more than 100,000 Shares.

    4.10 TREATMENT OF PREDECESSOR PLAN. This 2000 Plan shall serve as the successor to the Predecessor Plan, and no further Awards shall be made under the Predecessor Plan after the Effective Date. Each outstanding Award under Predecessor Plan shall continue to be governed solely by the terms of the documents evidencing such Award, and no provision of the 2000 Plan shall affect or otherwise modify the rights or obligations of the holder of such Award.

                                   SECTION 5
                                 PARTICIPATION

    Participants in the Plan shall be Non-employee Directors and those Eligible Employees or consultants who, in the judgment of the Plan Administrator, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Plan Administrator, and receipt of one such Award shall not result in automatic receipt of any other Award. Written notice shall be given to such person, specifying the terms, conditions, rights and duties related to each Award.

                                   SECTION 6
                         REORGANIZATION OR LIQUIDATION

    In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in the case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of
Section 10 do not apply, the Plan Administrator, or the board of directors of any corporation assuming the obligations of the Company, shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Plan Administrator or the board of directors of the corporation assuming the obligations of the Company may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Plan Administrator or the board of directors of the corporation assuming the obligations of the Company may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards. The Plan Administrator may provide that Options or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Plan Administrator or the board of directors of the corporation assuming the obligations of the Company may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 6 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

                                   SECTION 7
                                 STOCK OPTIONS

    7.1 AUTOMATIC GRANT OF OPTIONS. Each Non-employee Director shall be automatically granted Non-Statutory Options to purchase 4,000 Shares (subject to adjustment pursuant to Section 7.3(j) hereof) effective as of February 1 of each year, which Options will become exercisable one year from the date of grant.

    7.2 DISCRETIONARY GRANT OF OPTIONS. The Plan Committee may make discretionary grants of Options to Non-employee Directors, Eligible Employees and consultants. The Plan Administrator in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. Notwithstanding any other provision of the Plan, Non-employee Directors and consultants may only be awarded Non-Statutory Options, provided, however, that the Board must approve such Award and the interested Non-employee Director must abstain from voting on the Award. Eligible Employees may be awarded Non-Statutory Options, Incentive Stock Options, or both. The Plan Administrator may grant both an Incentive Stock Option and a Non-Statutory Option to the same employee at the same time (which Options may or may not be evidenced in the same agreement) or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

    7.3 AN OPTION AGREEMENT IS REQUIRED FOR EACH AWARD. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into and signed by a representative of the Company and the Participant to whom the Option is granted (the "Option Holder"), and which agreement shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Plan Administrator may consider appropriate in each case.

        (a) NUMBER OF SHARES. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Plan Administrator. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares relating to Incentive Stock Options exercisable for the first time in any one calendar year by any individual, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

        (b) PRICE. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Plan Administrator and set forth in the stock option agreement. In no event shall the Option Price for each Share covered by an Option grant to an Eligible Employee be granted at any price less than the Fair Market Value of the Stock on the date the Option is granted. In addition, the Option Price for each Share covered by an Incentive Stock Option awarded to an Eligible Employee who then owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted. The Option Price for each Share covered by a Non-Statutory Option awarded to a Non-employee Director, or a consultant may be granted at a price less than the Fair Market Value of the Stock on the date of the grant.

        (c) DURATION OF OPTIONS. Each stock option agreement shall state the period of time, determined by the Plan Administrator, within which the Option may be exercised by the Option Holder (the "Option Period").

           (i) The Option Period for Incentive Stock Options and Non-Statutory Stock Options, must expire not more than ten years from the date the Option is granted.

           (ii) The Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such an Option is granted.

        (d) VESTING OPTIONS. Each stock option agreement shall also state the periods of time, if any, as determined by the Plan Administrator, when incremental portions of each Option shall vest.

        (e) TERMINATION OF EMPLOYMENT, DEATH, DISABILITY, ETC. Except as otherwise determined by the Plan Administrator, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

           (i) TERMINATION OF DIRECTORSHIP OF NON-EMPLOYEE DIRECTORS.

               (A) If a Non-employee Director's term as a director of the Company shall terminate for any reason other than death or disability, any Option held by the Option Holder, to the extent exercisable under the applicable stock option agreement shall remain exercisable after termination of his director status for a period of three months, but in no event beyond the Option Period.

               (B) If a Non-employee Director's term as a director of the Company terminates because the Participant dies while, or within three months after, serving as a director, or is disabled within the meaning of Section 22(e)(3) of the Code, any Options then held by the Participant, to the extent then exercisable under the applicable stock option agreement(s), shall remain exercisable after the termination of his directorship for a period of twelve months, but in no event beyond the Option Period. If the Options are not exercised during the applicable period, they shall be deemed to have been forfeited and of no further force or effect.

           (ii) TERMINATION OF EMPLOYMENT.

               (A) If the employment of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(e)(ii), "cause" shall mean a gross violation, as determined by the Board, of the Company's established policies and procedures. The effect of this subsection 7.2(e)(ii) shall be limited to determining the consequences of a termination, and nothing in this subsection 7.2(e)(ii) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

               (B) If the Option Holder terminates his employment with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which determination shall be communicated to the Option Holder within 10 days of such termination), the Option may be exercised by the Option Holder, or in the case of death, by the persons specified in subsection 7.2(e)(ii)(C), within three months following his or her retirement if the Option is an Incentive Stock Option or within twelve months following his or her retirement if the Option is a Non-Statutory Stock Option (provided in each case that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of employment.

               (C) If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e)(3) of the Code, during the Option Period while still employed, the Option may, in the case of death, be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death, but not thereafter (provided that such exercise must occur within the

           Option Period). In the case of disability, the Option may be exercised within twelve months following the Option Holder's disability, but not thereafter (provided that such exercise must occur within the Option Period). In any such case, the Option may be exercised only as to the number of Shares exercisable on or before the date of the Option Holder's death or disability (provided that such exercise must occur within the Option Period).

               (D) If the employment of the Option Holder by the Company is terminated within the Option Period for any reason other than cause, retirement as provided in subsection 7.2(e)(ii)(B) above, disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the number of Shares exercisable on or before the date of termination of employment.

        (f) TRANSFERABILITY. Each stock option agreement shall provide that during the lifetime of the Option Holder, Incentive Stock Options shall be exercisable only by the Option Holder and Non-Statutory Options shall not be assignable or transferable except in the limited circumstances as set forth in Section 12 of this Plan.

        (g) EXERCISE, PAYMENTS, ETC.

           (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Secretary of the Company (the "Secretary") of written notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Price. Such notice shall be in a form satisfactory to the Plan Administrator and shall specify the particular Option (or portion thereof) that is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Secretary and payment to the Company of the appropriate Option Price. The purchase of Shares shall take place at the principal offices of the Company upon delivery of such notice, at which time the Option Price shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Shares shall be issued by the Company and delivered to the Option Holder as soon as practicable after payment of the Option Price.

           (ii) The Option Price shall be paid by any of the following methods or any combination of the following methods:

               (A) in cash;

               (B) by cashier's check payable to the order of the Company;

               (C) by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the Option Price for the Shares to be purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Plan Administrator. For purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the Option Price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day the delivery of the certificates for the Shares used as payment of the Option Price; or

               (D) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Shares or of a loan from the broker to the Option Holder necessary to pay the Option Price.

           (iii) In the discretion of the Plan Administrator, the Company may provide a loan or guaranty a third-party loan obtained by a Participant to pay part or all of the Option Price of the Shares provided that such loan or the Company's guaranty is properly secured by the Shares.

        (h) WITHHOLDING.

           (i) NON-STATUTORY OPTIONS. Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by applicable federal and state income tax laws, including payment of such taxes through delivery of Shares or by withholding Shares to be issued upon the exercise of the Option, as provided in Section 16.

           (ii) INCENTIVE STOCK OPTIONS. In the event that a Participant makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Secretary at the Company's principal office in Denver, Colorado of the date of such disposition, and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

        (i) DATE OF GRANT. An Option shall be considered as having been granted on the date specified in the grant resolution of the Plan Administrator.

        (j) ADJUSTMENT OF OPTIONS.  Subject to the limitations contained in
    Section 15, the Plan Administrator may make any adjustment in the Option Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution or re-grant may result in terms and conditions (including Option Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option. The Plan Administrator may not, however, adversely affect the rights of any Participant to previously granted Options without the consent of such Participant.

    7.4 NO RIGHTS AS A STOCKHOLDER. No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Shares, except as provided in herein.

                                   SECTION 8
                            RESTRICTED STOCK AWARDS

    8.1 AWARDS GRANTED BY THE PLAN ADMINISTRATOR. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Awards of Restricted Stock consisting of Shares. The number of Shares granted as an Award of Restricted Stock shall be determined by the Plan Administrator.

    8.2 RESTRICTIONS. A Participant's right to retain an Award of Restricted Stock granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by the Company for a certain period specified by the Plan Administrator, or the attainment of specified performance goals and objectives, as may be established by the Plan Administrator with respect to such Award. The Plan Administrator may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Awards of

Restricted Stock or to separate, designated portions of the Shares constituting an Award of Restricted Stock.

    8.3 PRIVILEGES OF A STOCKHOLDER, TRANSFERABILITY. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with the terms of the Award of Restricted Stock upon his becoming the holder of record of such Restricted Stock; provided, however, that the Participant's right to sell, encumber or otherwise transfer such Restricted Stock shall be subject to the limitations of Section 12 hereof.

    8.4 ENFORCEMENT OF RESTRICTIONS. The Plan Administrator may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

        (a) Placing a legend on the stock certificates referring to the restrictions;

        (b) Requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

        (c) Requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

    8.5 TERMINATION OF EMPLOYMENT, DEATH, DISABILITY, ETC. In the event of the death or disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, or the retirement of a Participant as provided in
Section 7.3(e)(ii), all employment period and other restrictions applicable to Awards of Restricted Stock then held by him shall lapse, and such awards shall become fully nonforfeitable. Subject to Sections 6 and 10, in the event of a Participant's termination of employment for any other reason, any Award of Restricted Stock as to which the employment period or other restrictions have not been satisfied shall be forfeited.

                                   SECTION 9
                               PERFORMANCE UNITS

    9.1 PERFORMANCE RELATED AWARDS. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Units.

    9.2 AMOUNT OF AWARD. The Plan Administrator shall establish a maximum amount of a Participant's Award, which amount shall be denominated in Shares or in dollars.

    9.3 COMMUNICATION OF AWARD. Written notice of the maximum amount of a Participant's Award and the Performance Cycle determined by the Plan Administrator shall be given to a Participant as soon as practicable after grant of the Award by the Plan Administrator.

    9.4 AMOUNT OF AWARD PAYABLE. The Plan Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Plan Committee shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets. The Plan Committee shall establish the method for computing the amount of an Award payable to a Participant upon satisfaction of each of the performance targets, and shall designate the Participants who are eligible for such Awards, within 90 days after the commencement of the Performance Cycle to which the Awards relate or, if earlier, before 25 percent of such Performance Cycle has elapsed. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weight in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Each performance target, and the methods for computing the amount of an Award to which an employee shall be entitled as a result of the achievement of one or more performance targets, shall be stated in terms of an objective formula or standard. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 9.5) at the full or maximum amount specified with respect to the Award;

provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Units, the Plan Administrator in its discretion may establish an upper limit on the amount payable (whether in cash or Shares) as a result of the achievement of the maximum performance target. The Plan Committee may also establish that a portion of a full or maximum amount of a Participant's Award will be paid (subject to Section 9.5) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

    9.5 ADJUSTMENTS. At any time prior to payment of an Award of Performance Units, the Plan Committee may adjust previously established performance targets or other terms and conditions to reflect events such as changes in laws, regulations, or accounting practice, or mergers, acquisitions or divestitures, or such other events as the Plan Administrator deems appropriate, in its sole discretion, provided that the Plan Committee may not, at any time after 90 days have elapsed from the commencement of the Performance Cycle to which the Award relates, or, if earlier, after 25 percent of the Performance Cycle to which the Award relates has elapsed, increase the amount of any Award payable that would otherwise be due upon attainment of one or more performance targets.

    9.6 PAYMENTS OF AWARDS. Following the conclusion of each Performance Cycle, the Plan Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Plan Administrator shall certify what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Shares or some combination. Payment shall be made in a lump sum or installments, as determined by the Plan Committee, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Plan Committee.

    9.7 TERMINATION OF EMPLOYMENT. If a Participant ceases to be a employee before the end of a Performance Cycle by reason of his death, permanent disability or retirement as provided in Section 7.3(e)(ii), the Performance Cycle for such Participant for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be an employee. The amount of an Award payable to a Participant to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle and shall be that fraction of the Award computed pursuant to the preceding sentence, the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. Upon any other termination of employment of a Participant during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Units to such Participant shall be canceled.

                                   SECTION 10
                               CHANGE IN CONTROL

    10.1 OPTIONS, RESTRICTED STOCK. In the event of a change in control of the Company as defined in Section 10.3, the Board may, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 15, take any or all of the following actions: (a) accelerate the exercise dates of any outstanding Options or make all such Options fully vested and exercisable;
(b) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (c) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the price offered by a third party for the Common Stock or the Fair Market Value of the Shares on the date of the cancellation of the Options; (d) make any other adjustments or amendments to the outstanding Options; and (e) eliminate all restrictions with respect to Restricted Stock and deliver Shares free of restrictive legends to any Participant.

    10.2  PERFORMANCE UNITS.  Under the circumstances described in
Section 10.1, the Board may, in its sole discretion, and without obtaining stockholder approval, to the extent permitted in Section 15, provide for payment of outstanding Performance Units at the maximum award level or any percentage thereof.

    10.3 DEFINITION. For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than William J. Pearse, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33 1/3% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                                   SECTION 11
                   RIGHTS OF EMPLOYEES AND OTHER PARTICIPANTS

    Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence or absence due to military or government service shall constitute a termination of employment shall be determined by the Plan Administrator at the relevant time.

                                   SECTION 12
                                TRANSFERABILITY

    During the lifetime of the Option Holder, Incentive Stock Options shall be exercisable only by the Option Holder and shall not be assignable or transferable; provided, however, that in the event of the Option Holder's death, any Option may be exercised by the personal representative of the Option Holder's estate, or by the person(s) to whom the option is transferred pursuant to the Option Holder's will or in accordance with the laws of descent and distribution. Upon the prior written consent of the Board and subject to any conditions associated with such consent, a Non-Statutory Option may be assigned in whole or in part during the Option Holder's lifetime to one or more members of the Option Holder's immediate family or to a trust established exclusively for one or more such family members. In addition, the Board, in its sole discretion, may allow a Non-Statutory Option to be assigned in other circumstances deemed appropriate. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

                                   SECTION 13
                              GENERAL RESTRICTIONS

    13.1 INVESTMENT REPRESENTATIONS. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Shares under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Shares subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Shares.

    13.2 COMPLIANCE WITH SECURITIES LAWS. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Plan Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

    13.3 STOCK RESTRICTION AGREEMENT. The Plan Administrator may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such Shares or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which an Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

                                   SECTION 14
                            OTHER EMPLOYEE BENEFITS

    The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, stock purchase, life insurance or salary continuation plan.

                                   SECTION 15
           PLAN AMENDMENT, MODIFICATION AND TERMINATION BY THE BOARD

    15.1 BOARD'S EXCLUSIVE AUTHORITY TO TERMINATE, AMEND OR MODIFY PLAN. The Board shall have complete and exclusive authority to terminate and from time-to-time amend or modify the Plan in any and all respects unless and only to the extent that stockholder approval of such amendments or modifications is required under applicable law or, if the Company, on the advice of its counsel, determines that stockholder approval is otherwise necessary or desirable. No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

    15.2 OPTIONS IN EXCESS OF THE NUMBER OF AVAILABLE SHARES. Options in excess of the number of Shares then available for issuance may be granted under this Plan, provided, however, that any excess Shares actually issued under this Plan shall be held in escrow until the action that is necessary to approve a sufficient increase in the number of Shares available for issuance under the Plan is taken. If such further action is not obtained within 12 months after the date the first such excess grants are made, then: (i) any unexercised Options granted on the basis of such excess Shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Option Holders the Option Price paid for any excess

Options that were exercised or issued under the Plan and held in escrow, together with interest on the Option Price that was held in escrow, and any such Options and Shares shall thereupon be automatically canceled and cease to be outstanding.

                                   SECTION 16
                                  WITHHOLDING

    16.1 WITHHOLDING REQUIREMENT. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

    16.2 WITHHOLDING WITH STOCK. The Board may, in its discretion, provide any or all holders of Non-Statutory Options with the right to use Shares in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of such Options. Such right may be provided to any such holder in either or both of the following formats:

        (a) The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those Shares with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder; or

        (b) The election to deliver to the Company, at the time the Non-Statutory Option is exercised, one or more Shares previously acquired by such holder with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder.

                                   SECTION 17
                             BROKERAGE ARRANGEMENTS

    The Plan Administrator may, in its discretion, enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of Shares acquired upon exercise of Options, including, without limitation, arrangements for the simultaneous exercise of Options and sale of the Shares acquired upon such exercise.

                                   SECTION 18
                           NONEXCLUSIVITY OF THE PLAN

    Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

                                   SECTION 19
                              REQUIREMENTS OF LAW

    19.1 REQUIREMENTS OF LAW. The issuance of Shares and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

    19.2 FEDERAL SECURITIES LAW REQUIREMENTS. If a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3 of the 1934 Act, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of
Section 16(b) of the 1934 Act available
under that Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant which describes the Award.

    19.3 CONFLICTS. If the terms of a particular stock option agreement that evidences an Award conflict with the terms of the Plan, the terms of the Plan will control and such Participant will be subject to the terms and conditions of the Plan.

    19.4 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   SECTION 20
                              DURATION OF THE PLAN

    The Plan shall be effective on the Effective Date, provided that any Options or Shares that may be granted or issued under the Plan prior to shareholder approval will be granted or issued subject to the approval of the Company's shareholders. The Plan shall terminate at such time as may be determined by the Board, and no Award shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight of the day which is ten years from the Effective Date. Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.

                                                                      APPENDIX B

                           ULTIMATE ELECTRONICS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

    1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2.  DEFINITIONS.

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Common Stock" shall mean the Common Stock of the Company.

        (d) "Company" shall mean Ultimate Electronics, Inc., a Delaware corporation, and any Designated Subsidiary of the Company.

        (e) "Compensation" shall mean all base salary and straight time gross earnings and commissions, as well as any payments for overtime and any cash bonuses, but shall not include any other form of incentive compensation, incentive payments, stock option, perquisites or other compensation.

        (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

        (g) "Employee" shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

        (h) "Enrollment Date" shall mean the first day of each Offering Period.

        (i) "Exercise Date" shall mean the last day of each Offering Period.

        (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

           (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of such determination (or, if such date is not a Trading Day, for the immediately preceding Trading Day), as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

           (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        (k) "Offering Period" shall mean a period of either approximately six
    (6) months or three (3) months, at the election of the Board, during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day and terminating on the last Trading Day as such dates will be determined and announced by the Board at least five (5) days prior to the beginning of any such Offering Period. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

        (l) "Plan" shall mean this Employee Stock Purchase Plan.

        (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

        (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

        (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        (p) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

    3.  ELIGIBILITY.

        (a) Any Employee who shall have been employed by the Company, or by a predecessor company that the Company has acquired, for at least three
    (3) months on a given Enrollment Date shall be eligible to participate in the Plan.

        (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day, as such dates will be determined and announced by the Board, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

    5.  PARTICIPATION.

        (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form provided by the Company and filing it with the Company's payroll office prior to the applicable Enrollment Date.

        (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

    6.  PAYROLL DEDUCTIONS.

        (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation that he or she receives on each pay day during the Offering Period.

        (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

        (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five
    (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

        (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

        (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable federal and state withholding obligations, including without limitation any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee. The form of subscription agreement may provide that shares of Common Stock issued under the Plan may be held in escrow or legended to provide for satisfaction of withholding obligations.

    7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price;

provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

    8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

    9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange for the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option.

    10.  WITHDRAWAL.

        (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in a form acceptable to the Company. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

        (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the participant withdraws.

    11. TERMINATION OF EMPLOYMENT. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

    12. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

    13.  STOCK.

        (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the number of shares of the Company's Common Stock that shall initially be made available for sale under the Plan shall be 400,000 shares. THIS NUMBER OF SHARES WILL BE INCREASED EVERY YEAR, BEGINNING IN FISCAL 2002, ON THE FIRST DAY OF THE COMPANY'S FISCAL YEAR. THE INCREASE WILL BE

    EQUAL TO THE LESSER OF (I) 2% OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK ON SUCH DATE, OR (II) A LESSER AMOUNT DETERMINED BY THE BOARD, PROVIDED THAT THE AGGREGATE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN SHALL NEVER EXCEED 2,000,000. The Plan has a ten (10) year term and expires in March 2010. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

        (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

        (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

    14. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

    15.  DESIGNATION OF BENEFICIARY.

        (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

        (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    16. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

    17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    18. REPORTS. Individual account records shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

    19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

        (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

        (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in
    Section 10 hereof.

        (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

    20.  AMENDMENT OR TERMINATION.

        (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with
    Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

        (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

           (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

           (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

           (iii) allocating shares.

        Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

    21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    23. TERM OF PLAN. The Plan Shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 20 hereof.

                           ULTIMATE ELECTRONICS, INC.
                              321A WEST 84TH AVENUE
                            THORNTON, COLORADO 80260


                        THIS PROXY IS BEING SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                           ULTIMATE ELECTRONICS, INC.

     The undersigned holder of shares of Common Stock of Ultimate Electronics, Inc. (the "Company"), hereby acknowledges receipt of the Notice and Proxy Statement dated May 22, 2000 in connection with the Annual Meeting to be held at 8:30 a.m. on June 22, 2000 at the Company's headquarters, 321 West 84th Avenue, Suite A, Thornton, Colorado and hereby appoints William J. Pearse, J. Edward McEntire, David J. Workman and Alan E. Kessock, or any of them, with full power of substitution, to vote all shares of the Common Stock of Ultimate Electronics, Inc. registered in the name provided herein that the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.

     This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the approval of the election of the two nominees as directors of the Company and FOR the proposals to adopt the 2000 Equity Incentive Plan and the Employee Stock Purchase Plan and FOR ratification of the appointment of Ernst & Young LLP. With respect to the tabulation of proxies for purposes of Proposals One, Two, Three and Four, abstentions will be treated as votes against the nominee or proposal and broker non-votes will have no effect on the proposals (except for purposes of determining whether a quorum is present at the Annual Meeting).

     In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

     SEE REVERSE SIDE FOR THE PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

            [SEE REVERSE CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

1. To elect two persons to serve as Class III directors of the Company to hold office until their terms expire in 2003 or their respective successors are elected.

     FOR ALL NOMINEES LISTED BELOW NOMINEES
     (except as marked to the contrary below)     [ ]

     WITHOUT AUTHORITY
     to vote for all nominees below               [ ]

     (INSTRUCTION: To withhold authority to vote for any individual, strike a lie through the nominee's name on the list below.)

     William J. Pearse                  J. Edward McEntire

2.   To adopt the 2000 Equity Incentive Plan.

              For                  Against              Abstain
             [   ]                 [   ]                 [   ]

3.   To adopt the Employee Stock Purchase Plan.

              For                  Against              Abstain
             [   ]                 [   ]                 [   ]

4. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending January 31, 2001.

              For                  Against              Abstain
             [   ]                 [   ]                 [   ]

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

              For                  Against              Abstain
             [   ]                 [   ]                 [   ]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

The proxy should be dated and signed by the stockholder or his attorney authorized in writing or in any other manner permitted by law. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                      Dated:                      , 2000
                                            ----------------------


                                      ------------------------------------------
                                               Signature of Stockholder

                                      ------------------------------------------
                                      Signature of Stockholder (if held jointly)


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